UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2018
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue, Richmond, Virginia		23235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting"), held August 2, 2018, the Company’s shareholders (i) elected each of the persons listed below as a director for a term of three years, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2019.

As of June 12, 2018, the Company had 24,955,628 shares of common stock outstanding, each of which was entitled to one vote per share. The majority of shares entitled to vote constituted a quorum.

The Company’s shareholders voted as follows:

Proposal 1 - Election of Directors.

	For	Withheld	Broker Non-Votes

Diane F. Cantor	20,107,348	553,736	2,514,382

Robert C. Sledd	20,132,107	528,977	2,514,382

Thomas H. Tullidge, Jr.	20,161,704	499,380	2,514,382

Mrs. D. Cantor and Messrs. R. Sledd and T. Tullidge were elected to three-year terms. The terms of office of the following directors continued after the 2018 Annual Meeting: George C. Freeman, III, Lennart R. Freeman, Thomas H. Johnson, Michael T. Lawton, and Eddie N. Moore, Jr.

Proposal 2 - Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

19,104,067	655,157	901,860	2,514,382

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2019.

For	Against	Abstain	Broker Non-Votes

22,196,236	524,636	454,594	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	August 2, 2018	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary